UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934 (the "Act")

November 20, 2009
(Date of earliest event reported)

GEOGLOBAL RESOURCES INC.
(Exact name of Registrant as specified in its Charter)

Delaware	1-32158	33-0464753
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

310, 605 – 1st Street S.W.
Calgary, Alberta, Canada T2P 3S9
(Address of principal executive offices)

Telephone Number (403) 777-9250
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

(Former name or address, if changed since last report)

Item 8.01.  Other Events.

On November 20, 2009, the NYSE issued a press release providing our comment on recent market activity in our common stock.  A copy of the NYSE press release of November 20, 2009 is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.
(a)	Financial statements of business acquired.
Not applicable

(b)	Pro forma financial information
Not applicable

(c)	Exhibits:
99.1	Press Release of November 20, 2009 (furnished, not filed)

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  November 24, 2009

GEOGLOBAL RESOURCES INC.
(Registrant)

/s/ Allan J. Kent
Allan J. Kent
Executive VP & CFO